SUPPLEMENT DATED MAY 29, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC LIFE FUNDS –

PL PORTFOLIO OPTIMIZATION AGGRESSIVE FUND

CLASS A, B, C, R and ADVISOR SHARES

DATED AUGUST 1, 2014

This supplement revises the PL Portfolio Optimization Aggressive Fund Class A, B, C, R and Advisor Shares summary prospectus dated August 1, 2014, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective August 1, 2015, certain changes will be implemented for Pacific Funds Portfolio Optimization Aggressive-Growth (formerly named PL Portfolio Optimization Aggressive Fund) (the “Fund”). The changes are being made to provide additional flexibility to the Fund’s investment adviser (the “Adviser”) in managing the Fund and to more effectively navigate market cycles. More specifically, the principal changes will result in:

•	A move from debt/equity target allocations to debt/equity allocation ranges. The current target allocations and the new allocation ranges, which would apply to the Fund under normal market conditions, are listed below.

Fund	Current Target Allocations	New Allocation Ranges
Aggressive-Growth	5% debt / 95% equity	0 - 15% Debt / 85 - 100% Equity

•	The Adviser implementing dynamic positioning for the Fund, which is a more active management style than it has employed in the past. This would mean more frequent allocation adjustments within the Fund’s debt/equity allocation ranges to reflect the Adviser’s shorter term views of the markets or a particular asset class category, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes.

•	The Adviser repositioning the Fund from the current long-term (20-year) investment horizon to a medium term (10-year) investment horizon.

Also effective August 1, 2015, the methodology for the composite benchmark of the Fund, which is shown in the prospectus to compare to fund performance, will be adjusted so that the percentage weightings of the components of the composite benchmark representing the broad asset classes of debt and equity correspond to the approximate midpoints of the new allocation ranges for debt and equity shown above. As a result, there will be a new composite benchmark for the Fund.